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RESOLVED, THAT THE COMPANY'S AMENDED 1992 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
(THE "PLAN") BE AMENDED AS FOLLOWS:

1. PARAGRAPHS 3.2 THROUGH 3.5 SHALL BE DELETED IN THEIR ENTIRETY AND THE FOLLOWING SHALL BE SUBSTITUTED IN PLACE THEREOF.

     III. STOCK OPTIONS

     3.2 STOCK OPTION TERM. UNLESS EARLIER EXERCISED OR TERMINATED PURSUANT TO THE PROVISIONS OF SECTION 3.4, EACH STOCK OPTION SHALL EXPIRE AND NO LONGER BE EXERCISABLE ON A DATE WHICH IS TEN YEARS AFTER THE DATE OF GRANT.

     3.3 EXERCISE OF STOCK OPTIONS. OPTIONS GRANTED SHALL BECOME EXERCISABLE IMMEDIATELY UPON ISSUANCE. OPTIONS SHALL REMAIN EXERCISABLE UNTIL THE STOCK OPTION IS EXERCISED OR EXPIRES AS PROVIDED IN THIS ARTICLE III. AT THE TIME OF THE EXERCISE OF A STOCK OPTION, THE PURCHASE PRICE SHALL BE PAID IN FULL IN CASH, OR IN SHARES OF COMMON STOCK VALUED AT THEIR FAIR MARKET VALUE ON THE EXERCISE DATE. NO FRACTIONAL SHARES WILL BE ISSUED PURSUANT TO THE EXERCISE OF A STOCK OPTION, NOR WILL ANY CASH PAYMENT BE MADE IN LIEU OF FRACTIONAL SHARES.

     3.4 TERMINATION OF DIRECTOR STATUS. IN THE EVENT THAT THE HOLDER OF STOCK OPTIONS CEASES TO BE A DIRECTOR OF THE COMPANY FOR ANY REASON ("TERMINATION"), ALL STOCK OPTIONS SHALL THEREAFTER BE EXERCISABLE UNTIL THE EARLIER TO OCCUR OF THREE YEARS FROM THE DATE OF TERMINATION OR TEN YEARS FROM THE DATE OF THE GRANT OF SUCH STOCK OPTION.

     3.5 DIVIDEND EQUIVALENTS. THE COMPANY SHALL PAY TO HOLDERS OF STOCK OPTIONS AN AMOUNT FOR EACH SHARE OF COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH STOCK OPTIONS A "DIVIDEND EQUIVALENT" EQUAL TO THE CASH OR OTHER CONSIDERATION PAID AS A DIVIDEND OR DISTRIBUTION (OTHER THAN A DIVIDEND OR DISTRIBUTION PAYABLE IN COMMON STOCK) BY THE COMPANY WITH RESPECT TO ITS OUTSTANDING SHARES OF COMMON STOCK. DIVIDEND EQUIVALENTS SHALL BE PAID, WITH RESPECT TO ANY RECORD DATE FOR SUCH DIVIDEND OR DISTRIBUTION OCCURRING ON OR AFTER THE DATE OF GRANT OF ANY STOCK OPTION TO AND INCLUDING THE DATE OF EXERCISE OR TERMINATION OF SUCH STOCK OPTION, IN THE SAME MANNER AS PROVIDED FOR HOLDERS OF COMMON STOCK.

2. PARAGRAPH 4.2 IS HEREBY DELETED IN ITS ENTIRETY. PARAGRAPHS 4.3 AND 4.4 ARE HEREBY RENUMBERED AS PARAGRAPHS 4.2 AND 4.3, RESPECTIVELY.